Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350), the undersigned, Robert Thistle, Chief Executive Officer and Chief Financial Officer of Micro Laboratories, Inc., (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report Form 10QSB for the six months ended September 30, 2001 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1034, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       August 8, 2004

By /s/Robert Thistle
   ----------------------
Robert Thistle
Chief Executive Officer
Chief Financial Officer